EXHIBIT 10.115


          PANDA GLOBAL ENERGY COMPANY PLEDGE AGREEMENT


      Pledge Agreement, dated as of April 22, 1997, by Panda Global Energy Company, a Cayman Islands exempted company (the "Pledgor"), in favor of Bankers Trust Company, as Trustee (in such capacity, the "Trustee") for the Holders of the 12-1/2% Senior Secured Notes due 2004 (the "Senior Secured Notes") of the
Pledgor  issued  pursuant  to  the  terms  and  subject  to   the
conditions of the Trust Indenture dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture") between the Pledgor and the Trustee and any additional securities ( together with the Senior Secured Notes, the "Securities") as may be issued by the Pledgor from time to time pursuant to one or Series Supplemental Indentures (as described in the Indenture).


                      W I T N E S S E T H:


      WHEREAS, pursuant to the Indenture, the Trustee has agreed to act on behalf of the Holders upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Pledgor is the issuer of the Securities, and it is to the advantage of the Pledgor to facilitate the sale of the Senior Secured Notes by entering into this Pledge Agreement; and

      WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined).

      NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Indenture and to induce the Initial Purchaser to purchase the Securities under the Purchase Agreement dated April 11, 1997 (as it may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") with the Pledgor, Panda Global Holdings, Inc. and Panda Energy International, Inc., the Pledgor hereby agrees with the Trustee, for the ratable benefit of the Holders, as follows:

      I. Defined Terms . A. Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture.

     (b)  The following terms shall have the following meanings:

      "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Collateral":  the Pledged Note, the Pledged Agreement, the
Pledged Stock and all Proceeds thereof.

      "Obligations": the collective reference to the unpaid principal interest and premium, if any (including Liquidated Damages and Additional Amounts, if any), on the Securities and all other obligations and liabilities of the Pledgor to the Trustee and the Holders (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Indenture, any Series Supplemental Indenture, the Securities, the other Transaction Documents to which the Pledgor is a party or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Trustee or counsel to the Initial Purchaser that are required to be paid by the Pledgor pursuant to the terms of the Indenture, any Series Supplemental Indenture, this Agreement or any other Transaction Document to which the Pledgor is a party).

      "Pan-Sino Agreement": the agreement entered into as of the date hereof pursuant to which Pan-Sino has pledged certain stock in favor of the Trustee.

     "Pledged Note":  the promissory note listed on Schedule 2.

     "Pledged Agreement":  the Issuer Loan Agreement.

      "Pledged  Stock":  the shares of capital  stock  listed  on
Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Stock Issuer to the Pledgor in respect of the Pledged Stock while this Agreement is in effect.

      "Proceeds":   all  "proceeds" as such term  is  defined  in
Section 9-306(1) of the Uniform Commercial UCC in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, (a) with respect to the Pledged Stock, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto and (b) with respect to the Pledged Note, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Note.

      "Stock  Issuer":  the  company  identified  on  Schedule  1 attached hereto as the issuer of the Pledged Stock.

      "UCC":   the Uniform Commercial UCC from time  to  time  in
effect in the State of New York.

      (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

      (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

           2. Pledge; Grant of Security Interest. (a) The Pledgor hereby delivers to the Trustee all of the Pledged Stock listed on Schedule 1 hereto and hereby grants to the Trustee a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

           (b) The Pledgor hereby delivers to the Trustee the Pledged Note and hereby grants to the Trustee a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

           3. Stock Powers; Assignment. (a) Concurrently with the delivery to the Trustee of each certificate representing one or more shares of the Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Trustee so requests, signature guaranteed.

           (b) (i) Concurrently with the delivery to the Trustee of the Pledged Note, the Pledgor shall indorse the Pledged Note as follows:

               "Pay to the order of Bearer

               PANDA GLOBAL ENERGY COMPANY

               By:_________________________
                  Title:"

           (ii) The Pledgor shall deliver to the Trustee an Acknowledgement and Consent substantially in the form of Exhibit
A to this Agreement, duly executed by the maker.

      4.   Payments Under the Pledged Notes.  (a)  For so long as
any Securities are outstanding and unpaid, the Pledgor shall cause all payments in respect of the Pledged Notes to be deposited with the Trustee in accordance with the Indenture. If the Pledgor shall receive any such payments, the Pledgor shall hold the same in trust for the Trustee, segregated from other funds of the Pledgor, and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by the Pledgor to the Trustee, if required.

     5. Representations and Warranties. The Pledgor represents and warrants that:

           (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

           (b) this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and the security interest created pursuant to this Agreement will constitute a valid, perfected, first priority security interest;

           (c) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or contractual obligation, except as contemplated hereby;

           (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor or the Stock Issuer), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

           (e) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

           (f)  the shares of Pledged Stock listed on Schedule  1
     hereto constitute at least 90% of the issued and outstanding shares of all classes of the capital stock of the Stock
     Issuer;

          (g) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

          (h) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule 1 hereto, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement;

           (i) the Pledged Note is the legal, valid and binding obligation of Pan-Western (which is the maker thereof), enforceable against Pan-Western in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and

           (j) upon delivery to the Trustee of the stock certificates evidencing the Pledged Stock and the Pledged Note, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

           6. Covenants. The Pledgor covenants and agrees with the Trustee that except as the Trustee may otherwise consent in accordance with the terms of the Indenture, from and after the date of this Agreement until the Obligations are paid in full:

          (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Trustee's agent, hold the same in trust for the Trustee and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by the Pledgor to the Trustee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Trustee so requests, signature guaranteed, to be held by the Trustee hereunder as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock or the Pledged Note upon the liquidation or dissolution of any Stock Issuer or maker of the Pledged Note shall be paid over to the Trustee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or the Pledged Note or any property shall be distributed upon or with respect to the Pledged Stock or the Pledged Note pursuant to the recapitalization or reclassification of the capital of any Stock Issuer or the maker of the Pledged Note or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Trustee to be held by it, subject to the terms hereof, as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock or the Pledged Note shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Trustee, hold such money or property in trust for the Trustee, segregated from all other funds as additional collateral security for the Obligations.

           (b) Without the prior written consent of the Trustee, the Pledgor will not (i) vote to enable, or take any other action to permit, any Stock Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of such Stock Issuer, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement, or (iv) take any action, the taking of which might result in an alteration or impairment of the Pledged Note, or (v) enter into any agreement amending, modifying or supplementing the Pledged Note, or
     (vi) waive or release any obligation of any party to the Pledged Note, or (vii) consent or agree to any act or omission to act on the part of any party to the Pledged Note which, without such omission, consent or agreement, would constitute a default thereunder, or (viii) fail to exercise promptly and diligently each and every right which it may have under the Pledged Note (except the right to recovery, release or cancel unless the Pledged Note has been paid in full), or (ix) fail to give prompt notice to the Trustee of any notice of default given by or to the Pledgor under or with respect to the Pledged Note together with a complete copy of such notice; provided, however, that Pan-Sino may be merged into Pan-Western or the Pledgor in accordance with the terms of the Indenture. The Pledgor will defend the right, title and interest of the Trustee in and to the Collateral against the claims and demands of all Persons whomsoever.

           (c) At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Trustee, duly endorsed in a manner satisfactory to the Trustee, to be held as Collateral pursuant to this Agreement.

          (d) The Pledgor agrees to pay, and to save the Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

           (e) In the event that the Stock Issuer is merged or consolidated into Pan-Western, the Pledgor will pledge at least 99% of the Capital Stock of Pan-Western to the Trustee.

           (f) In the event that the Stock Issuer is merged or consolidated into the Pledgor, the Pledgor will assume the obligations of the Stock Issuer under the Pan-Sino Pledge
     Agreement.

           (g) In the event that a Non-U.S. Permitted Project is developed, constructed or owned pursuant to the provisions of the Indenture, the Issuer shall not expend in excess of $2,500,000 in the furtherance of the development of such Non-U.S. Permitted Project, unless a first priority perfected security interest in 100% of the Capital Stock of the Person that owns such Non-U.S. Permitted Project has been given to the Trustee for the ratable benefit of the Holders of the Securities (or, to the extent that a Non-U.S. Permitted Project is not Wholly Owned by the Issuer or its Subsidiary, in the entire ownership interest in such Non-U.S. Permitted Project held by the Issuer or such Subsidiary or group of
     Subsidiaries).   Notwithstanding  the  requirement  of   the
     preceding sentence, (i) in the event that the financing arrangements with respect to a Non-U.S. Permitted Project require the pledge of a Non-U.S. Permitted Project's Capital Stock to secure Non-Recourse Debt, upon financial closing, the Trustee shall release such stock to the extent necessary to allow for such a pledge and (ii) the Issuer shall not be required to pledge the Capital Stock of a Subsidiary if (A) such a pledge is contrary to the law, taking into account the structure of the project, of the jurisdiction of domicile of the relevant Subsidiary or (B) such a pledge is not permitted under the Project Documents of such Non-U.S. Permitted Project. The Pledgor shall attempt in good faith to provide, or cause to be provided, such a pledge to the
     Trustee.   In  the  event  that  the  Capital  Stock  of   a
     Subsidiary that was not available for a pledge to the Trustee pursuant to clauses (i) and (ii) of the preceding sentence becomes available at a subsequent date, the Issuer shall be required to pledge promptly the Capital Stock of such Subsidiary to the Trustee.


           7. Cash Dividends; Voting Rights; Etc. For so long as any Securities are outstanding pursuant to the Indenture, the Pledgor shall cause all dividends, distributions and other Proceeds of the Pledged Stock to be deposited with the Trustee in accordance with the Indenture. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Indenture, any Series Supplemental Indenture, the Securities or this Agreement.

          8. Rights of the Trustee. (a) If an Event of Default shall occur and be continuing and the Trustee shall give notice of its intent to exercise such rights to the Pledgors: (i) the Trustee shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and any and all cash payments of interest and principal with respect to the Pledged Note and make application thereof to the Obligations in such order as it may determine, (ii) all shares of the Pledged Stock shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise
(A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Stock Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Stock Issuer, or upon the exercise by the Pledgor or the Trustee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Trustee shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, and (iii) the Pledged Note shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise all rights pertaining to the holder of the Pledged Note, all without liability except to account for property actually received by it, but the Trustee shall have no duty to exercise any such rights and shall not be responsible for any failure to do so or delay in so doing.

           (b) If an Event of Default shall occur and be continuing, the Trustee shall be entitled to exercise all rights of the Pledgor under the Pledged Agreement.

           (c) The rights of the Trustee hereunder shall not be conditioned or contingent upon the pursuit by the Trustee of any right or remedy against the Stock Issuer or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Trustee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

           9. Remedies. If an Event of Default shall occur and be continuing, the Trustee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the
Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, the Stock Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Trustee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Trustee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Trustee may elect, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the
UCC, need the Trustee account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Trustee arising out of the exercise by the Trustee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the UCC.

           10. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by the Trustee, or the receipt of any amounts by the Trustee with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Trustee. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Pledgor in trust for the Trustee, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Trustee in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Trustee may determine.

           11. Amendments, etc. with respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Trustee may be rescinded by the Trustee, and any of the Obligations continued, and the Obligations, or the liability of the Stock Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Trustee, and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Trustee may deem advisable from time to time, and any guarantee, right of offset or other collateral at any time held by the Trustee for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Trustee shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Trustee upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Stock Issuer, the maker of the Pledged Note, the Pledgor and the Trustee shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Stock Issuer or the Pledgor with respect to the Obligations.

           12. Limitation on Duties Regarding Collateral. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar securities and property for its own account. Neither the Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            13.    Powers   Coupled  with   an   Interest.    All
authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

           14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           15.   Paragraph Headings.  The paragraph headings used
in  this Agreement are for convenience of reference only and  are
not   to  affect  the  construction  hereof  or  be  taken   into
consideration in the interpretation hereof.

          16. No Waiver; Cumulative Remedies. The Trustee shall not by any act (except by a written instrument pursuant to Paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

           17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Trustee, provided that any provision of this Agreement may be waived by the Trustee in a letter or agreement executed by the Trustee or by facsimile transmission from the Trustee. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Trustee and its successors and assigns.

          18. Irrevocable Authorization and Instruction to Stock Issuer. The Pledgor hereby authorizes and instructs the Stock Issuer and the maker of the Pledged Note to comply with any instruction received by it from the Trustee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Stock Issuer and the maker of the Pledged Note shall be fully protected in so complying.

           19. Notices. All notices, requests and demands to or upon the Trustee or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

      (a) if to the Trustee, at its address or transmission number for notices provided in the Recitals to the Indenture; and
      (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Trustee and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

           20.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW  OF
THE STATE OF NEW YORK.

           21. Submission To Jurisdiction; Waivers. The Pledgor hereby irrevocably and unconditionally:

           (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (c) designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, N.Y. 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York;

           (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

           (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this paragraph any special, exemplary, punitive or consequential damages.

           22. WAIVERS OF JURY TRIAL. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE TRUSTEE HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          23.  Return of Collateral.

          (a) When this Agreement is terminated and the security interests created hereby are released, the Trustee shall return the Pledged Note and certificates representing the the Pledged Stock to the Pledgor.

           (b)   Upon  payment in full of any  Pledged  Note  and
     payment  of  the  Proceeds  thereof  as  provided  in   this
     Agreement, the Trustee shall return such Pledged Note to the Pledgor.

           (c) Upon the occurrence of a default or event of default under the Pledged Note, subject to Sections 8 and 9 hereof, the Trustee shall cooperate reasonably with the Pledgor, at the expense of the Pledgor, in the exercise of the Pledgor's rights and remedies under such Pledged Note.

           IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                              PANDA GLOBAL ENERGY COMPANY



                              By

                              Title

                              Address for Notices:
                              Panda Global Energy Company
                              c/o Maples and Calder
                              Ugland House
                              P.O. Box 309
                              South Church Street
                              George Town, Grand Cayman
                              Cayman Islands, British West Indies

                              with a copy to:
                              Panda Energy International Inc.
                              4100 Spring Valley Road
                              Suite 1001
                              Dallas, Texas 75244
                              Fax: (972) 980-6815
                              Attn:  General Counsel

                                                       SCHEDULE 1
                                              TO PLEDGE AGREEMENT

                  DESCRIPTION OF PLEDGED STOCK


                                      Stock
                         Class of     Certificate    No. of
Stock Issuer             Stock        No             Shares

Pan-Sino Energy          Class B      004            9,750
Development Company LLC



                                                       SCHEDULE 2
                                              TO PLEDGE AGREEMENT
                        THE PLEDGED NOTE



                                 Principal Amount/
Description of Pledged Note      Interest Payment


Promissory Note dated April      Outstanding principal amount:
22, 1997, made by Pan-Western    $114,271,288
Energy Corporation LLC to the
order of Panda Global Energy     Last date to which interest
Company in the original          was paid:  n/a
principal amount of
$114,271,288.




                                                        EXHIBIT A
                                              TO PLEDGE AGREEMENT



                              April 22, 1997



TO:  Pan-Western Energy Corporation LLC
     c/o Maples and Calder
     P.O. Box 309
     South Church Street
     George Town, Grand Cayman
     Cayman Islands, British West Indies


      Reference is hereby made to the Promissory Note dated April 22, 1997, (the "Note"), made by you to the order of Panda Global Energy Company (the "Pledgor") in the original principal amount of $____________. By Pledge Agreement, dated as of April 22, 1997 (the "Pledge Agreement"), the Pledgor has pledged the Note to Bankers Trust Company, as Trustee for the Holders pursuant to the Indenture referred to in the Pledge Agreement (the "Trustee"), to secure payment and performance of obligations of the Pledgor to the Trustee.

     You are hereby irrevocably directed, until receipt of notice from the Trustee, to make any and all payments becoming due under the Note directly to the Trustee, without set-off or counterclaim, to such account as the Trustee may designate by written notice to you.

      The instructions contained herein are irrevocable and may not be amended, revoked or otherwise modified without the prior written consent of the Trustee.

PANDA GLOBAL ENERGY COMPANY


By

Title






                  ACKNOWLEDGEMENT AND CONSENT


     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of April 22, 1997, made by Panda Global Energy Company for the benefit of Bankers Trust Company as Trustee (the "Pledge Agreement"). The undersigned agrees for the benefit of the Trustee and the Holders as follows:

     1.  The undersigned will be bound by the terms of the Pledge
Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

      2. The undersigned will notify the Trustee promptly in writing of the occurrence of any of the events described in paragraph 6(a) of the Pledge Agreement.

                              PAN-SINO ENERGY DEVELOPMENT COMPANY
                              LLC



                              By
                              Title

                              Address for Notices:
                              Pan-Sino     Energy     Development
                              Company, LLC
                              c/o Maples and Calder
                              Ugland House
                              P.O. Box 309
                              South Church Street
                              George Town, Grand Cayman
                              Cayman Islands, British West Indies

                              with a copy to:
                              Panda Energy International Inc.
                              4100 Spring Valley Road
                              Suite 1001
                              Dallas, Texas 75244
                              Fax: (972) 980-6815
                              Attention: General Counsel